EXHIBIT 3i.1

DEAN HELLER                   STATE OF NEVADA          CHARLES E. MOORE
Secretary of State             OFFICE OF THE           Securities Administrator
                             SECRETARY OF STATE
RENEE L. PARKER                                        SCOTT W. ANDERSON
Chief Deputy                                           Deputy Secretary
Secretary of State                                     for Commercial Recordings

PAMELA RUCKEL                                          ELLICK HSU
Deputy Secretary                                       Deputy Secretary
for Southern Nevada                                    for Elections


                             FILING ACKNOWLEDGEMENT

                                                                    May 22, 2006

Job Number                    Corporation Number
C20060522-1896                E0380702006-3


                              Document Filing
Filing Description            Number                 Date/Time of Filing
Articles of Incorporation     20060322081-34         May 22, 2006 01:00:47 AM


Corporation Name                             Resident Agent
POINT ACQUISITION CORPORATION                UNITED CORPORATE SERVICES, INC.


The attached document(s) were filed with the Nevada Secretary of State, Commercial Recordings Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.


                                        Respectfully,


                                        /s/ Dean Heller

                                        DEAN HELLER
                                        Secretary of State




                         Commercial Recording Division
                              202 N. Carson Street
                         Carson City, Nevada 89701-4069
                            Telephone (775) 684-5708
                               Fax (775) 684-7138

                               SECRETARY OF STATE

                                     [SEAL]

                                STATE OF NEVADA

                               CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that POINT ACQUISITION CORPORATION, did on May 22, 2006, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.



                                        IN WITNESS WHEREOF, I have hereunto set
                                        my hand and affixed the Great Seal of
                                        State, at my office on May 23, 2006

[SEAL]
                                        /s/ Dean Heller

                                        DEAN HELLER
                                        Secretary of State


                                        By /s/ A. Friesu
                                        Certification Clerk

DEAN HELLER                   STATE OF NEVADA          CHARLES E. MOORE
Secretary of State             OFFICE OF THE           SecuritiesAdministrator
                             SECRETARY OF STATE
RENEE L. PARKER                                        SCOTT W. ANDERSON
Chief Deputy                                           Deputy Secretary
Secretary of State                                     for Commercial Recordings

PAMELA RUCKEL                                          ELLICK HSU
Deputy Secretary                                       Deputy Secretary
for Southern Nevada                                    for Elections


                                 CERTIFIED COPY

                                                                    June 9, 2006

Job Number:        C20060522-1896
Reference Number:  20060322081-34
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)                 Description                   Number of Pages
------------------                 -----------                   ---------------
20060322081-34               Articles of Incorporation          2 Pages/1 Copies




[SEAL]
                                        Respectfully,


                                        /s/ Dean Heller

                                        DEAN HELLER
                                        Secretary of State


                                        By /s/ A. Friesu
                                        Certification Clerk


                         Commercial Recording Division
                              202 N. Carson Street
                         Carson City, Nevada 89701-4069
                            Telephone (775) 684-5708
                               Fax (775) 684-7138

DEAN HELLER                                                Entity #
Secretary of State                                         E0380702006-3
206 North Carson Street
Carson City, Nevada 89701-4299                             Document Number:
(775) 684 5708 Website: secretaryofstate.biz               20060322081-34

                                                           Date Filed:
                                                           5/22/2006 1:00:47 AM

ARTICLES OF INCORPORATION                                  In the office of
(PURSUANT TO NRS 78)
                                                           /s/ Dean Heller

                                                           Dean Heller
                                                           Secretary of State

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of
   Corporation:               Point Acquisition Corporation

2. Resident Agent             United Corporate Services, Inc.
   Name and Street            Name
   Address:
  (must Street be a           202 South Minnesota Street    Carson       Nevada       89703
   Nevada address where          Address                     City                    Zip Code
   process may
   be served).                Optional Mailing Address City State Zip Code

3. Shares:                         ----SEE ATTACHED----
   (number of shares          Number of shares                                         Number of shares
   corporation                with par value: 150,000,000     Par value: $ 0.001       without par value:
   authorized
   to issue)

4. Names & Addresses,         1. Michael A. Barr
   of Board of                   Name
   Directors/Trustees:           10 Bank Street, Suite 560     White Plains     NY         10606
   (attach additional page       Street Address                   City         State      Zip Code
   if there is more than 3
   directors/trustees         2. Robert F. Gilhooley
                                 Name
                                 10 Bank Street, Suite 560     White Plains     NY         10606
                                 Street Address                   City         State      Zip Code

                              3. Maria R. Fischelti
                                 Name
                                 10 Bank Street, Suite 560     White Plains     NY         10606
                                 Street Address                   City         State      Zip Code

5. Purpose: (optional-
   see instructions)          The purpose of this Corporation shall be:

6. Names, Address             Michael A. Barr                         /s/ Michael A. Barr
   and Signature of           Name                                           Signature
   Incorporator.
   (attach additional page    10 Bank Street, Suite 560   White Palms   NY         10606
   if there is more than 1    Address                       City      State      Zip Code
   incorporator).

7. Certificate of             I hereby accept appointment as Resident Agent for the above named corporation.
   Acceptance of
   Appointment of             /s/                                                                May 17th, 2006
   Resident Agent:            Authorized Signature of R. A. or On Behalf of R. A. Company        Date

This form must be accompanied by appropriate fees.

FOURTH; The corporation shall be authorized to issue the following shares;

                Class           Number of Shares      Par Value
                -----           ----------------      ---------
                COMMON             100,000,000        $0.001
                PREFERRED           50,000,000        $0.001

     The designations and the powers, preferences and rights, and the qualifications or restrictions thereof are as follows:

     The Preferred shares shall be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issuance of such shares as adopted by the Board of Directors; the Board of Directors is expressly authorized to fix the number of shares of each series, the annual rate rates of dividends for the particular series, the dividend payment dates for the particular series and the date from which dividends on all shares of such series issued prior to the record date for the first dividend payment date shall be cumulative, the redemption price or prices for the particular series, the voting powers for the particular series, the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the corporation, with any provisions for the subsequent adjustment. of such conversion rights, the rights, if any, of the particular series to participate in distributions or payments upon liquidation, dissolution or winding up of the corporation, and to classify or reclassify any unissued preferred shares by fixing or altering from time to time any of the foregoing rights, privileges and qualifications.

     All the Preferred shares of any one series shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as dates from which dividends thereon shall be cumulative; and all preferred shares shall be of equal rank, regardless of series, and shall be identical in all respects except as to the particulars fixed by the Board ashereinabove provided or as fixed herein.